EX-99.77Q1(e): COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY CONTRACTS

Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 5, 2006 is hereby incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 50 filed on July 28, 2006 (Accession No. 0000950137-06-008268).

Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 is hereby incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(30) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Goldman Sachs Asset Management, L.P. dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(32) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 is hereby incorporated

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by reference to Exhibit (d)(33) to Post-Effective Amendment No. 49 filed on
June 22, 2006 (Accession No. 0000950137-06-007089).*

Form of Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management is hereby incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 50 filed on July 28, 2006 (Accession No. 0000950137-06-008268).

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Nicholas-Applegate Capital Management, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(35) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and NorthPointe Capital, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(36) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Oechsle International Advisors, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(37) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and TCW Investment Management Company dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(38) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds NWQ Global Investors, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(39) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated June 22, 2006 is hereby incorporated by reference to Exhibit (d)(40) to Post-Effective Amendment No. 49 filed on June 22, 2006 (Accession No. 0000950137-06-007089).*

* Portions of this exhibit have been omitted on a request for confidential treatment submitted to the U.S. Securities and Exchange Commission. The omitted portions have been filed separately with the SEC.

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